Exhibit 99.1

Apple reports first quarter results

Services revenue reaches new all-time record

EPS up 16 percent to new all-time high

CUPERTINO, CALIFORNIA — Apple® today announced financial results for its fiscal 2024 first quarter ended December 30, 2023. The Company posted quarterly revenue of $119.6 billion, up 2 percent year over year, and quarterly earnings per diluted share of $2.18, up 16 percent year over year.

“Today Apple is reporting revenue growth for the December quarter fueled by iPhone sales, and an all-time revenue record in Services,” said Tim Cook, Apple’s CEO. “We are pleased to announce that our installed base of active devices has now surpassed 2.2 billion, reaching an all-time high across all products and geographic segments. And as customers begin to experience the incredible Apple Vision Pro tomorrow, we are committed as ever to the pursuit of groundbreaking innovation — in line with our values and on behalf of our customers.”

“Our December quarter top-line performance combined with margin expansion drove an all-time record EPS of $2.18, up 16 percent from last year,” said Luca Maestri, Apple’s CFO. “During the quarter, we generated nearly $40 billion of operating cash flow, and returned almost $27 billion to our shareholders. We are confident in our future, and continue to make significant investments across our business to support our long-term growth plans.”

Apple’s board of directors has declared a cash dividend of $0.24 per share of the Company’s common stock. The dividend is payable on February 15, 2024 to shareholders of record as of the close of business on February 12, 2024.

Based on the Company’s fiscal calendar, the Company’s fiscal 2024 first quarter had 13 weeks, while the Company’s fiscal 2023 first quarter had 14 weeks.

Apple will provide live streaming of its Q1 2024 financial results conference call beginning at 2:00 p.m. PT on February 1, 2024 at apple.com/investor/earnings-call. The webcast will be available for replay for approximately two weeks thereafter.

Apple periodically provides information for investors on its corporate website, apple.com, and its investor relations website, investor.apple.com. This includes press releases and other information about financial performance, reports filed or furnished with the SEC, information on corporate governance, and details related to its annual meeting of shareholders.

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation those about payment of the Company’s quarterly dividend. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include without limitation: effects of global and regional economic conditions, including as a result of government policies, war, terrorism, natural disasters, and public health issues; risks relating to the design, manufacture, introduction, and transition of products and services in highly competitive and rapidly changing markets, including from reliance on third parties for components, technology, manufacturing, applications, and content; risks relating to information technology system failures, network disruptions, and failure to protect, loss of, or unauthorized access to, or release of, data; and effects of unfavorable legal proceedings, government investigations, and complex and changing laws and regulations. More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date they are made.

Apple revolutionized personal technology with the introduction of the Macintosh in 1984. Today, Apple leads the world in innovation with iPhone, iPad, Mac, Apple Watch, and Apple TV. Apple’s five software platforms — iOS, iPadOS, macOS, watchOS, and tvOS — provide seamless experiences across all Apple devices and empower people with breakthrough services including the App Store, Apple Music, Apple Pay, and iCloud. Apple’s more than 100,000 employees are dedicated to making the best products on earth, and to leaving the world better than we found it.

Press Contact:
Josh Rosenstock
Apple
jrosenstock@apple.com
(408) 862-1142

Investor Relations Contact:
Suhasini Chandramouli
Apple
suhasini@apple.com
(408) 974-3123

NOTE TO EDITORS: For additional information visit Apple Newsroom (www.apple.com/newsroom), or email Apple’s Media Helpline at media.help@apple.com.

© 2024 Apple Inc. All rights reserved. Apple and the Apple logo are trademarks of Apple. Other company and product names may be trademarks of their respective owners.

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In millions, except number of shares, which are reflected in thousands, and per-share amounts)

	Three Months Ended
	December 30, 2023	December 31, 2022
Net sales:
Products	$96,458	$96,388
Services	23,117	20,766
Total net sales (1)	119,575	117,154
Cost of sales:
Products	58,440	60,765
Services	6,280	6,057
Total cost of sales	64,720	66,822
Gross margin	54,855	50,332

Operating expenses:
Research and development	7,696	7,709
Selling, general and administrative	6,786	6,607
Total operating expenses	14,482	14,316

Operating income	40,373	36,016
Other income/(expense), net	(50)	(393)
Income before provision for income taxes	40,323	35,623
Provision for income taxes	6,407	5,625
Net income	$33,916	$29,998

Earnings per share:
Basic	$2.19	$1.89
Diluted	$2.18	$1.88
Shares used in computing earnings per share:
Basic	15,509,763	15,892,723
Diluted	15,576,641	15,955,718

(1) Net sales by reportable segment:
Americas	$50,430	$49,278
Europe	30,397	27,681
Greater China	20,819	23,905
Japan	7,767	6,755
Rest of Asia Pacific	10,162	9,535
Total net sales	$119,575	$117,154

(1) Net sales by category:
iPhone	$69,702	$65,775
Mac	7,780	7,735
iPad	7,023	9,396
Wearables, Home and Accessories	11,953	13,482
Services	23,117	20,766
Total net sales	$119,575	$117,154

Apple Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In millions, except number of shares, which are reflected in thousands, and par value)

	December 30, 2023	September 30, 2023
ASSETS:
Current assets:
Cash and cash equivalents	$40,760	$29,965
Marketable securities	32,340	31,590
Accounts receivable, net	23,194	29,508
Vendor non-trade receivables	26,908	31,477
Inventories	6,511	6,331
Other current assets	13,979	14,695
Total current assets	143,692	143,566

Non-current assets:
Marketable securities	99,475	100,544
Property, plant and equipment, net	43,666	43,715
Other non-current assets	66,681	64,758
Total non-current assets	209,822	209,017
Total assets	$353,514	$352,583

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$58,146	$62,611
Other current liabilities	54,611	58,829
Deferred revenue	8,264	8,061
Commercial paper	1,998	5,985
Term debt	10,954	9,822
Total current liabilities	133,973	145,308

Non-current liabilities:
Term debt	95,088	95,281
Other non-current liabilities	50,353	49,848
Total non-current liabilities	145,441	145,129
Total liabilities	279,414	290,437

Commitments and contingencies

Shareholders’ equity:
Common stock and additional paid-in capital, $0.00001 par value: 50,400,000 shares authorized; 15,460,223 and 15,550,061 shares issued and outstanding, respectively	75,236	73,812
Retained earnings/(Accumulated deficit)	8,242	(214)
Accumulated other comprehensive loss	(9,378)	(11,452)
Total shareholders’ equity	74,100	62,146
Total liabilities and shareholders’ equity	$353,514	$352,583

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In millions)

	Three Months Ended
	December 30, 2023	December 31, 2022
Cash, cash equivalents and restricted cash, beginning balances	$30,737	$24,977

Operating activities:
Net income	33,916	29,998
Adjustments to reconcile net income to cash generated by operating activities:
Depreciation and amortization	2,848	2,916
Share-based compensation expense	2,997	2,905
Other	(989)	(317)
Changes in operating assets and liabilities:
Accounts receivable, net	6,555	4,275
Vendor non-trade receivables	4,569	2,320
Inventories	(137)	(1,807)
Other current and non-current assets	(1,457)	(4,099)
Accounts payable	(4,542)	(6,075)
Other current and non-current liabilities	(3,865)	3,889
Cash generated by operating activities	39,895	34,005

Investing activities:
Purchases of marketable securities	(9,780)	(5,153)
Proceeds from maturities of marketable securities	13,046	7,127
Proceeds from sales of marketable securities	1,337	509
Payments for acquisition of property, plant and equipment	(2,392)	(3,787)
Other	(284)	(141)
Cash generated by/(used in) investing activities	1,927	(1,445)

Financing activities:
Payments for taxes related to net share settlement of equity awards	(2,591)	(2,316)
Payments for dividends and dividend equivalents	(3,825)	(3,768)
Repurchases of common stock	(20,139)	(19,475)
Repayments of term debt	—	(1,401)
Repayments of commercial paper, net	(3,984)	(8,214)
Other	(46)	(389)
Cash used in financing activities	(30,585)	(35,563)

Increase/(Decrease) in cash, cash equivalents and restricted cash	11,237	(3,003)
Cash, cash equivalents and restricted cash, ending balances	$41,974	$21,974

Supplemental cash flow disclosure:
Cash paid for income taxes, net	$7,255	$828